Exhibit 10.20
                                                                   -------------
                        ELEVENTH AMENDMENT TO REVOLVING
                         CREDIT AND TERM LOAN AGREEMENT
                         ------------------------------


     This Eleventh Amendment To Revolving Credit And Term Loan Agreement ("Eleventh Amendment") is made by and among TANDYCRAFTS, INC., a Delaware corporation ("Company"), THE DEVELOPMENT ASSOCIATION, INC., a Texas corporation, SAV-ON, INC., a Texas corporation, DAVID JAMES MANUFACTURING, INC., a Texas corporation, PLC LEATHER COMPANY, a Nevada corporation, TANDYARTS, INC., a Nevada corporation, and LICENSED LIFESTYLES, INC., a Nevada corporation (hereinafter collectively referred to as the "Guarantors"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (formerly First Interstate Bank of Texas, N.A.), BANK ONE, TEXAS, N.A. and THE FIRST NATIONAL BANK OF CHICAGO (formerly NBD BANK) (collectively, the "Banks") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as agent for the Banks ("Agent"); and

     WHEREAS, the Company, certain of Guarantors and Agent entered into that certain Revolving Credit and Term Loan Agreement dated September 29, 1993 (the "Loan Agreement"); and

     WHEREAS, the Company, certain of Guarantors, certain of Banks and Agent entered into that certain First Amendment to Revolving Credit and Term Loan Agreement dated December 3, 1993 ("First Amendment"); and

     WHEREAS, the Company, the Guarantors, certain of Banks and Agent entered into that certain Second Amendment To Revolving Credit and Term Loan Agreement dated September 26, 1994 ("Second Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Third Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1994 ("Third Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated July 6, 1995 ("Fourth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Fifth Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1995 ("Fifth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Sixth Amendment to Revolving Credit and Term Loan Agreement dated October 31, 1996 ("Sixth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Seventh Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1996 ("Seventh Amendment"); and

     WHEREAS, the Company, Guarantors and Banks entered into that certain Eighth Amendment to Revolving Credit and Term Loan Agreement dated March 31, 1997 ("Eighth Amendment"); and

     WHEREAS, the Company, Guarantors and banks entered into that certain Ninth Amendment to Revolving Credit and Term Loan Agreement dated September 30, 1997 ("Ninth Amendment"); and

     WHEREAS, the Company, Guarantors and Banks entered into that certain Tenth Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1997 ("Tenth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent desire to amend the Loan Agreement in certain respects; and

     WHEREAS, capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement unless the context otherwise requires or provides.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by and among the Company, Guarantors, Banks and Agent as follows:

                                       1.

     Section 9.05 of the Loan Agreement is amended to read as follows:

          9.05. Limitation on Dividends, Acquisitions or Stock and Restricted Investments. Company covenants that it will not, and will not permit any of its Subsidiaries to, pay or declare any dividend on any class of its stock (other than stock dividends) or make any other distribution on account of any class of its stock (other than dividends or distributions payable solely in shares of its stock) or redeem, purchase or otherwise acquire, directly or indirectly, any shares of its stock (all of the foregoing being herein called "Restricted Payments"); provided, however, Company shall be entitled to redeem its stock at an aggregate purchase price not to exceed $2,000,000 during the fiscal year ended June 30, 1999 and at an aggregate purchase price not to exceed $500,000 during each fiscal year after the fiscal year ended June 30, 1999. Notwithstanding the foregoing, no Restricted Payments shall be made unless, after giving effect thereto, no Event of Default shall have occurred and be continuing. There shall not be included in the limitation on Restricted Payments any dividends paid by any Subsidiary of Company (a) to its corporate parent which is also a Subsidiary of the Company, or (b) to the Company.

                                       2.

     Company and Guarantors warrant and represent to Banks that no Event of Default exists. By their execution hereof, each of the Guarantors ratify and confirm the terms of the Guaranty Agreement dated August 17, 1994, agree that the Guaranty Agreement shall remain in full force and effect and unconditionally agree that the Guaranty Agreement is enforceable against each of them in accordance with its terms.

                                       3.

     Except as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and this Eleventh Amendment, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

                                       4.

     This Eleventh Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

                                       5.

     Company agrees to pay all expenses incurred by Agent and Banks in connection with the negotiation and preparation of this Eleventh Amendment, including reasonable attorney's fees.

                                       6.

     This Eleventh Amendment may be executed in any number of multiple counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                                       7.

     Banks, Company, and Guarantors agree to be bound by the current Arbitration Program of Agent which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

                                       8.

     This Eleventh Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.


                                       9.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG
THE PARTIES.

     Executed to be effective as of August 10, 1998.

                              TANDYCRAFTS, INC., a Delaware
                                          corporation

                              By:  /s/ James D. Allen
                                 --------------------------------
                                   James D. Allen, Executive
                                             Vice President

                                                  COMPANY

                              SAV-ON, INC., a Texas corporation


                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              DAVID JAMES MANUFACTURING,
                                        INC., a Texas corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              THE DEVELOPMENT ASSOCIATION,
                                   INC., a Texas corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              PLC LEATHER COMPANY,
                                          a Nevada corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              TANDYARTS, INC., a Nevada
                                          corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary


                              LICENSED LIFESTYLES, INC. a Nevada corporation
                                 (successor by merger to College Flags and Manufacturing, Inc., a South Carolina corporation)

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                                             GUARANTORS


                              WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION
                                 (formerly First Interstate Bank of Texas,
                                 N.A.)


                              By:  /s/ Susan Sheffield
                                 --------------------------------
                                   Susan Sheffield, Vice President


                              BANK ONE, TEXAS, N.A.

                              By:  /s/ Michael Wilson
                                 --------------------------------
                                   Michael Wilson, Senior
                                        Vice President

                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:  /s/ Jenny Gilpin
                                 --------------------------------
                                   Jenny Gilpin, Vice President

                                                  BANKS